UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              ____________

                                FORM 8-K


                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): August 20, 2004



                            CFS BANCORP, INC.
                            _________________
         (Exact name of Registrant as specified in its charter)


    Delaware                         000-24611                    35-2042093
    ________                         _________                    __________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                      Identification No.)


       707 Ridge Road
      Munster, Indiana                                             46321
      ________________                                             _____
(Address of Principal Executive Offices)                        (Zip Code)


                                (219) 836-5500
                                ______________
            (Registrant's telephone number, including area code)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits

         No.       Description
    ___________    ___________________________________________
        99.1       Press Release, dated as of August 20, 2004.


Item 9.  Regulation FD Disclosure

     On August 20, 2004, CFS Bancorp, Inc. issued a press release announcing that James W. Prisby resigned as Vice-Chairman, President, Chief Operating Officer and Director of CFS Bancorp, Inc. and its wholly-owned subsidiary Citizens Financial Services, FSB. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K and the Exhibit 99.1 attached hereto, are furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the Exhibit 99.1, shall not be deemed to be incorporated by reference into filings of CFS Bancorp, Inc. under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.



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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CFS Bancorp, Inc.
                                   (Registrant)


Date:  August 20, 2004             By:  /s/ Brian L. Goins
                                        -----------------------------------
                                        Brian L. Goins, Vice President -
                                        Corporate Counsel































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                            INDEX TO EXHIBITS


Exhibit No.                   Description
___________                   ___________

99.1                          Press Release, dated August 20, 2004



































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